                                                                                                                        February 1, 2013

DREYFUS EMERGING MARKETS FUND

Supplement to Prospectus
dated October 1, 2012

The following information supersedes and replaces any contrary information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation.  The fund is managed by a team of portfolio managers employed by The Dreyfus Corporation and The Boston Company Asset Management LLC (TBCAM), an affiliate of The Dreyfus Corporation.  The team consists of D. Kirk Henry, the lead portfolio manager, Warren Skillman and Clifford Smith.  Mr. Henry is a senior managing director and senior portfolio manager at TBCAM and has been the fund's primary or lead portfolio manager since June 1996.  Mr. Skillman is a managing director and senior portfolio manager on TBCAM's Non-U.S. Value Team and has been a portfolio manager of the fund since December 2007.  Mr. Smith is a senior portfolio manager at TBCAM and has been a portfolio manager of the fund since March 2002.

The following information supersedes and replaces any contrary information contained in the third paragraph of the section of the prospectus entitled "Fund Details – Management."

Investment decisions for the fund are made by a team of portfolio managers.  The team members are D. Kirk Henry, the lead portfolio manager, Warren Skillman and Clifford Smith.  The team has managed the fund since June 2011.  Mr. Henry has been the primary or lead portfolio manager of the fund since June 1996 and is a senior managing director and senior portfolio manager at The Boston Company Asset Management Company LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since 1994.  He has been a dual employee of TBCAM and Dreyfus since 1996.  Mr. Skillman has been a portfolio manager of the fund since December 2007 and is a managing director and senior portfolio manager on TBCAM's Non-U.S. Value Team where he has been employed since July 2005.  He has been a dual employee of TBCAM and Dreyfus since December 2007.  Mr. Smith has been a portfolio manager of the fund since March 2002 and is a senior portfolio manager at TBCAM, where he has been employed since May 1998.  Mr. Smith has been a dual employee of TBCAM and Dreyfus since July 2000.